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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26,
1996

                      SOVEREIGN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-16533           23-2453088
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

1130 Berkshire Boulevard, Wyomissing, Pennsylvania      19610
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 320-8400

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.


     The press release of Sovereign Bancorp, Inc. ("Sovereign"), dated November 26, 1996, attached hereto as Exhibit 99.1 is incorporated herein by reference. The press release relates to an amendment to the Agreement and Plan of Merger, dated as of June 24, 1996 (the "Agreement"), between Sovereign and First State Financial Services, Inc. ("First State"). The description in the press release is qualified in its entirety by reference to the terms of the Agreement which is incorporated herein by reference, and to the terms of the Amendment to Agreement and Plan of Merger, dated as of November 26, 1996, between Sovereign and First State, which is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          99.1 Press Release, dated November 26, 1996, of
               Sovereign Bancorp, Inc.

          99.2 Agreement and Plan of Merger, dated as of June 24, 1996, between Sovereign Bancorp, Inc. and First State Financial Services, Inc., incorporated herein by reference to Exhibit 4.1 of the
               Schedule 13D of Sovereign Bancorp, Inc. dated
               July 10, 1996.

          99.3 Amendment to Agreement and Plan of Merger, dated
               as of November 26, 1996, between Sovereign
               Bancorp, Inc. and First State Financial Services,
               Inc.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

Dated:  November 27, 1996

                              By/s/ Mark R. McCollom
                                   Mark R. McCollom
                                   Chief Accounting Officer

                          EXHIBIT INDEX

Exhibit Number

     99.1 Press Release, dated November 26, 1996, of Sovereign Bancorp, Inc.

     99.3 Amendment to Agreement and Plan of Merger, dated as of November 26, 1996, between Sovereign Bancorp, Inc. and First State Financial
          Services, Inc.